EX-99.906CERT

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW Funds, Inc. do hereby certify, to such officer’s knowledge, that:

The semi-annual reports on Form N-CSR of TCW Funds, Inc. for the period ended April 30, 2022 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TCW Funds, Inc.

Date: June 30, 2022

David B. Lippman
President and Chief Executive Officer

Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to TCW Funds, Inc. and will be retained by TCW Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.